UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2023

UWM Holdings Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39189	82-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 South Boulevard E.
Pontiac,	Michigan	48341
(Address of principal executive offices)		(Zip Code)
(800) 981-8898
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	UWMCWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2023, UWM Holdings Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the (i) election of three director nominees (Proposal 1), (ii) ratification of the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2) and (iii) approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3). The results of the votes are set forth below.

Proposal 1—Election of Directors

The stockholders voted in favor of the election of the following director nominees as Class II directors to hold office until the Company’s 2026 Annual Meeting of Stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation.

	Number of Votes
	For	Withheld	Broker Non-Votes
Jeffrey A. Ishbia	359,696,220	6,170,324	43,286,602
Laura Lawson	359,883,127	5,983,417	43,286,602
Isiah Thomas	356,632,142	9,234,402	43,286,602

Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders approved the ratification of the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Number of Votes
For	Against	Abstain
408,403,482	417,745	331,919

Proposal 3— Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

The stockholders approved, on an advisory basis, of the compensation of our named executive officers.

Number of Votes
For	Against	Abstain	Broker Non-Vote
363,963,185	1,630,353	273,006	43,286,602

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UWM HOLDINGS CORPORATION

By:	/s/ Andrew Hubacker
Name:	Andrew Hubacker
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Date: June 8, 2023